

MOR-1                                     UNITED STATES BANKRUPTCY COURT
CASE NAME:         Xetel Corporation                                            PETITION DATE:     10/21/2002
                   -----------------                                                               -----------------
CASE NUMBER:       02-14222                                                     DISTRICT OF TEXAS: Western
                   -----------------                                                               -----------------
PROPOSED PLAN DATE:                                                             DIVISION:          Austin
                   -----------------                                                               -----------------


                 MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDED FEBRUARY 28, 2003
||===========================================|============|============|============|============|============|============||
||                                    MONTH  | 10/26/2002 | 11/23/2002 | 12/28/2002 |  1/31/2003 |  2/28/2003 | 03/31/2003 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| REVENUES (MOR-6)                          |    124,469 |    755,326 |    756,175 |     25,614 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| INCOME BEFORE INT; DEPREC./TAX (MOR-6)    |   -221,525 |   -603,861 | -1,163,257 |   -364,893 |   -238,052 |   -175,905 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| NET INCOME (LOSS) (MOR-6)                 |   -237,333 | -1,134,551 | -3,526,213 |   -620,362 |   -343,842 |   -168,201 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO INSIDERS (MOR-9)              |          0 |     38,359 |     57,756 |     27,670 |     26,516 |     25,243 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO PROFESSIONALS (MOR-9)         |          0 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| TOTAL DISBURSEMENTS (MOR-8)               |     38,786 |    749,044 |    600,893 |    444,994 |    132,420 |    173,071 ||
||===========================================|============|============|============|============|============|============||

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
   Trustee***

|-------------------------------------------|
|REQUIRED INSURANCE MAINTAINED              | Are all accounts receivable being collected within terms?                      No
|  AS OF SIGNATURE DATE         EXPIRATION  | Are all post-petition liabilities, including taxes, being paid within terms?   Yes
|                               DATE        | Have any pre-petition liabilities been paid?                                   No
|---------------------------    ------------| If so, describe
|CASUALTY      YES (x) NO ( )     12/1/2003 |                  -------------------------------------------------------------------
|LIABILITY     YES (x) NO ( )     12/1/2003 | Are all funds received being deposited into DIP bank accounts?                 Yes
|VEHICLE       YES ( ) NO (x)    No vehicles| Were any assets disposed of outside the normal course of business?             Yes
|WORKER'S      YES ( ) NO (x)   No employees|   If so, describe    Equipment pursuant to court order
|OTHER         YES ( ) NO ( )               |                  -------------------------------------------------------------------
|-------------------------------------------| Are all U.S. Trustee Quarterly Fee Payments current?                           Yes
                                              What is the status of your Plan of Reorganization? Liquidating Plan of Reorganization
                                                                                                ----------------------------------
                                                                                            confirmation hearing scheduled 5/19/03.
                                                               -------------------------------------------------------------------

ATTORNEY NAME:    Eric J. Taube                                I certify under penalty of perjury that the following complete
                  ---------------------------------
FIRM NAME:        Hohmann & Taube, L.L.P.                      Monthly Operating Report (MOR), consisting of MOR-1 through
                  ---------------------------------
ADDRESS:          100 Congress Avenue                          MOR-9 plus attachments, is true and correct.
                  ---------------------------------
                  Suite 1600
                  ---------------------------------
CITY, STATE, ZIP: Austin, Texas 78701-4042                     SIGNED X /s/ Angelo DeCaro  TITLE:  President and CEO
                  ---------------------------------
TELEPHONE/FAX:    (512) 472-5997   (512) 472-5248                                   (ORIGINAL SIGNATURE)
                  ---------------------------------
                                                                      Angelo DeCaro             4/23/2003
MOR-1                                                              (PRINT NAME OF SIGNATORY)      DATE         Revised 07/01/98



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                ------------

                                                 COMPARATIVE BALANCE SHEETS
||================================|===============|================|===============|============|===========|==========|==========||
|| ASSETS                         | FILING DATE*  |    MONTH       |    MONTH      |    MONTH   |   MONTH   |  MONTH   |  MONTH   ||
||                                |===============|================|===============|============|===========|==========|==========||
||                                |  10/21/2002   |   10/26/2002   |   11/23/2002  | 12/28/2002 | 1/31/2003 | 2/28/2003| 3/31/2003||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| CURRENT ASSETS                 |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Cash                           |        81,502 |        500,354 |     1,843,103 |  3,697,232 | 3,938,725 | 4,695,851| 4,872,866||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Accounts Receivable, Net       |     5,388,318 |      3,166,032 |     1,709,345 |    323,787 |   128,266 |    61,389|    27,729||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Inventory, net                 |     4,615,164 |      4,218,774 |     3,842,664 |  2,835,704 | 2,727,507 | 2,631,879| 2,221,298||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Prepaid Expenses               |             0 |        275,374 |       217,748 |    133,729 |    79,986 |   134,986|   104,359||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Investments                    |             0 |              0 |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Other                          |             0 |         32,886 |        32,886 |    572,886 |   571,870 |    28,000|   107,640||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| TOTAL CURRENT ASSETS           |    10,084,984 |      8,193,420 |     7,645,746 |  7,563,338 | 7,446,354 | 7,552,105| 7,333,892||
||================================|===============|================|===============|============|===========|==========|==========||
|| PROPERTY, PLANT & EQUIP. @COST |               |     19,320,389 |    18,605,634 |  7,564,086 |   626,651 |   281,979|   115,343||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Less Accumulated Depreciation  |               |     13,955,785 |    13,756,741 |  7,036,806 |   530,265 |   267,351|   108,682||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| NET BOOK VALUE OF PP & E       |     4,817,411 |      5,364,604 |     4,848,893 |    527,280 |    96,386 |    14,629|     6,661||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| OTHER ASSETS                   |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 1. Tax Deposits                |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 2. Investments in Subsidiaries |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 3. Electric Deposit            |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 4. Deposits                    |       144,223 |        144,223 |       163,389 |    126,158 |   161,789 |   161,789|   161,789||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| TOTAL ASSETS                   |    15,046,618 |     13,702,247 |    12,658,028 |  8,216,776 | 7,704,529 | 7,728,523| 7,502,342||
||================================|===============|================|===============|============|===========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-2                                                                                                    Revised 07/01/98




     CASE NAME:   Xetel Corporation
                  ---------------------
     CASE NUMBER: 02-14222
                  -------------


                                         COMPARATIVE BALANCE SHEETS
||==================================|============|==============|=============|============|=============|============|===========||
|| LIABILITIES & OWNER'S            |FILING DATE*|    MONTH     |    MONTH    |   MONTH    |    MONTH    |    MONTH   |  MONTH    ||
||                                  |============|==============|=============|============|=============|============|===========||
|| EQUITY                           | 10/21/2002 |  10/26/2002  |  11/23/2002 | 12/28/2002 |   1/31/2003 |  2/28/2003 | 3/31/2003 ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| LIABILITIES                      |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| POST-PETITION LIABILITIES(MOR-4) |          0 |          410 |      26,110 |     36,748 |     175,086 |    384,553 |    292,388||
||==================================|============|==============|=============|============|=============|============|===========||
|| PRE-PETITION LIABILITIES         |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Notes Payable - Unsecured       |  1,908,794 |    1,908,794 |   1,908,794 |  1,908,794 |   1,908,794 |  1,908,794 |  1,731,521||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Accounts Payable                | 17,188,222 |   14,885,233 |  16,233,063 | 15,040,067 |  15,042,805 | 15,247,767 | 15,462,345||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Priority Debt                   |  1,191,766 |      998,771 |   1,148,490 |  1,261,090 |   1,261,090 |  1,261,090 |  1,261,090||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Federal Income Tax              |          0 |            0 |           0 |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  FICA/Withholding                |          0 |            0 |           0 |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Capital Leases                  |          0 |      752,784 |     752,784 |    752,784 |     752,784 |    752,784 |    752,748||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Other                           |          0 |    2,886,735 |   1,453,818 |  1,608,537 |   1,575,576 |  1,528,982 |  1,525,898||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| TOTAL PRE-PETITION LIABILITIES   | 20,288,782 |   21,432,317 |  21,496,949 | 20,571,272 |  20,541,049 | 20,699,417 | 20,733,602||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| TOTAL LIABILITIES                | 20,288,782 |   21,432,727 |  21,523,059 | 20,608,020 |  20,716,135 | 21,083,970 | 21,025,990||
||==================================|============|==============|=============|============|=============|============|===========||
|| OWNER'S EQUITY (DEFICIT)         |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  PREFERRED STOCK                 |          0 |            0 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  COMMON STOCK                    | 23,314,803 |   23,314,803 |  23,314,803 | 23,314,803 |  23,314,803 | 23,314,803 | 23,314,803||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  OTHER                           |  2,250,983 |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  RETAINED EARNINGS:              |            |              |             |            |             |            |           ||
||       Filing Date                |-30,807,950 |  -30,807,950 | -30,807,950 |-30,807,950 | -30,807,950 |-30,807,950 |-30,807,950||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  RETAINED EARNINGS:              |            |              |             |            |             |            |           ||
||       Post Filing Date           |            |     -237,333 |  -1,371,884 | -4,898,097 |  -5,518,458 | -5,862,300 | -6,030,501||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| TOTAL OWNER'S EQUITY (NET WORTH) | -5,242,164 |   -7,730,480 |  -8,865,031 |-12,391,244 | -13,011,605 |-13,355,447 |-13,523,648||
||==================================|============|==============|=============|============|=============|============|===========||
|| TOTAL                            |            |              |             |            |             |            |           ||
|| LIABILITIES &                    |            |              |             |            |             |            |           ||
|| OWNERS EQUITY                    | 15,046,618 |   13,702,247 |  12,658,028 |  8,216,776 |   7,704,529 |  7,728,523 |  7,502,342||
||==================================|============|==============|=============|============|=============|============|===========||
                                     * Per Schedules and Statement of Affairs
 MOR-3                                                                                              Revised 07/01/98
      Financial Statement Notes
         3/31/2003    Notes Payable - Unsecured decreased due to a reclassification of a certain obligation to Pre-Petition
                      Accounts Payable.

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------


                                  SCHEDULE OF POST-PETITION LIABILITIES
||======================================|=============|=============|=============|=============|=============|=============||
||                                      | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED ||
||                                      | 10/21/02 -  |             |             |             |             |             ||
||                                      | 10/26/02    | 11/23/2002  | 12/28/2002  |  1/31/2003  |  2/28/2003  |  3/31/2003  ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TRADE ACCOUNTS PAYABLE              |         410 |       1,110 |       1,748 |       2,558 |      74,857 |      10,367 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TAX PAYABLE                         |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Federal Payroll Taxes             |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    State Payroll Taxes               |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Ad Valorem Taxes   Sales Tax      |           0 |             |             |       2,990 |         556 |          89 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Other Taxes     Property Tax '03  |           0 |             |             |     107,600 |     107,600 |     107,600 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL TAXES PAYABLE                 |           0 |           0 |           0 |     110,590 |     108,156 |     107,689 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  SECURED DEBT POST-PETITION          |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED INTEREST PAYABLE            |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED PROFESSIONAL FEES*          |           0 |      25,000 |      35,000 |      45,000 |     125,000 |     157,000 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  OTHER  ACCRUED LIABILITIES          |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    1. Accrued Payroll                |             |             |             |      16,938 |      14,540 |      10,332 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    2. Accrued Insurance              |             |             |             |             |      62,000 |       7,000 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    3.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL POST-PETITION                 |             |             |             |             |             |             ||
||  LIABILITIES (MOR-3)                 |         410 |      26,110 |      36,748 |     175,086 |     384,553 |     292,388 ||
||======================================|=============|=============|=============|=============|=============|=============||
     *Payment requires Court Approval
            MOR-4                                                                                         Revised 07/01/98


   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                     AGING OF POST-PETITION LIABILITIES
                                     MONTH                       3/31/2003
                                                            -------------------

||==================|==================|==============|==============|==============|===============|=============||
||    DAYS          |      TOTAL       |   TRADE      |   FEDERAL    |    STATE     |  AD VALOREM,  |    OTHER    ||
||                  |                  |  ACCOUNTS    |    TAXES     |    TAXES     |  OTHER TAXES  |             ||
||==================|==================|==============|==============|==============|===============|=============||
|| 0-30             |          120,543 |       12,854 |              |              |            89 |     107,600 ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 31-60            |              147 |          147 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 61-90            |                0 |            0 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 91+              |           -2,634 |       -2,634 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| TOTAL            |          118,056 |       10,367 |            0 |            0 |            89 |     107,600 ||
||==================|==================|==============|==============|==============|===============|=============||

                                     AGING OF ACCOUNTS RECEIVABLE

||==================|==================|==============|==============|==============|==============|==============||
||                  |                  |              |              |              |              |              ||
||                  |==================|==============|==============|==============|==============|==============||
||     MONTH        |    10/26/2002    |  11/23/2002  |  12/28/2002  |  1/31/2003   |   2/28/2003  |   3/31/2003  ||
||                  |------------------|--------------|--------------|--------------|--------------|--------------||
||                  |                  |              |              |              |              |              ||
||==================|==================|==============|==============|==============|==============|==============||
|| 0-30 DAYS        |        1,712,031 |      702,774 |      587,947 |       25,572 |       23,197 |          350 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 31-60 DAYS       |          838,205 |    1,241,368 |       98,692 |       86,356 |      123,556 |         -369 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 61-90 DAYS       |        1,121,105 |      203,326 |       61,877 |      376,820 |      219,152 |       23,197 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 91+ DAYS         |        1,372,303 |      830,567 |    1,089,598 |    1,108,289 |    1,072,579 |    1,099,576 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Unapplied Cash   |         -125,566 |     -270,276 |     -173,977 |     -111,911 |     -118,469 |     -107,233 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Other            |           21,324 |       48,557 |       30,434 |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Note Receivable  |          201,047 |      201,047 |      201,047 |      201,047 |      201,047 |      201,047 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Allowance        |       -1,974,417 |   -1,248,019 |   -1,571,831 |   -1,557,906 |   -1,459,673 |   -1,188,838 ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| TOTAL            |        3,166,032 |    1,709,345 |      323,787 |      128,266 |       61,389 |       27,729 ||
||==================|==================|==============|==============|==============|==============|==============||


                MOR-5                                          Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                                 STATEMENT OF INCOME (LOSS)
||================================|=============|=============|=============|=============|=============|=============|===========||
||                                | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | FILING TO ||
||                                |  10/22/02-  |             |             |             |             |             |           ||
||                                |  10/26/02   |  11/23/2002 |  12/28/2002 |  1/31/2003  |  2/28/2003  |   3/31/2003 | DATE      ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| REVENUES    (MOR-1)            |     124,469 |     755,326 |     756,175 |      25,614 |           0 |           0 | 1,661,584 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL COST OF REVENUES         |     295,617 |   1,110,683 |   1,708,960 |      17,661 |      36,251 |       8,658 | 3,177,830 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| GROSS PROFIT                   |    -171,148 |    -355,357 |    -952,785 |       7,954 |     -36,251 |      -8,658 |-1,516,245 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| OPERATING EXPENSES:            |             |             |             |             |             |             |           ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Selling & Marketing         |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    General & Administrative    |      50,377 |     120,394 |     144,499 |     342,049 |     188,444 |      99,851 |   945,614 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Insiders Compensation       |             |      31,284 |      48,942 |      20,499 |      26,516 |      25,243 |   152,484 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Professional Fees           |             |      96,826 |      17,031 |      10,299 |      86,841 |      61,667 |   272,663 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |    -100,000 |     -19,513 |  -119,513 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL OPERATING EXPENSES       |      50,377 |     248,504 |     210,472 |     372,847 |     201,801 |     167,247 | 1,251,248 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| INCOME BEFORE INT,             |             |             |             |             |             |             |           ||
|| DEPR/TAX (MOR-1)               |    -221,525 |    -603,861 |  -1,163,257 |    -364,893 |    -238,052 |    -175,905 |-2,767,493 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| INTEREST EXPENSE               |       7,200 |      23,967 |             |      -6,623 |           0 |             |    24,545 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| DEPRECIATION                   |       8,608 |     137,226 |      33,416 |           0 |           0 |             |   179,250 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER (INCOME) EXPENSE*        |             |             |             |      -1,230 |      -1,635 |      -1,954 |    -4,849 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER ITEMS**                  |             |     369,497 |   2,329,540 |     263,321 |     107,425 |      -5,750 | 3,064,032 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL INT, DEPR & OTHER ITEMS  |      15,808 |     530,690 |   2,362,956 |     255,469 |     105,790 |      -7,704 | 3,263,008 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| NET INCOME BEFORE TAXES        |    -237,333 |  -1,134,551 |  -3,526,213 |    -620,362 |    -343,842 |    -168,201 |-6,030,501 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| FEDERAL INCOME TAXES           |           0 |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| NET INCOME (LOSS)  (MOR-1)     |    -237,333 |  -1,134,551 |  -3,526,213 |    -620,362 |    -343,842 |    -168,201 |-6,030,501 ||
||================================|=============|=============|=============|=============|=============|=============|===========||

Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
     MOR-6                                                                                            Revised 07/01/98

        Financial Statement Notes
3/31/2003 Other Income represents interest.
3/31/2003 Other Operating Expenses includes a reduction in the Allowance for Doubtful Accounts Receivable.
3/31/2003 Other Items includes an adjustment to the loss on sale of assets to Celestica Acquisition Corporation.



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

||=======================================|===========|============|============|===========|===========|===========|===========||
|| CASH RECEIPTS AND                     | MONTH     | MONTH      | MONTH      | MONTH     | MONTH     | MONTH     | FILING    ||
|| DISBURSEMENTS                         | ENDED     | ENDED      | ENDED      | ENDED     | ENDED     | ENDED     | TO        ||
||                                       | 10/22/02- | 11/23/2002 | 12/28/2002 | 1/31/2003 | 2/28/2003 | 3/31/2003 | DATE      ||
||                                       | 10/26/02  |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 1. CASH-BEGINNING OF MONTH            |    81,502 |    500,354 |  1,843,103 | 3,697,232 | 3,938,725 | 4,695,851 |    81,502 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| RECEIPTS:                             |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 2. CASH SALES                         |         0 |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 3. COLLECTION OF ACCOUNTS RECEIVABLE  |   452,889 |  1,999,894 |  1,610,645 |   523,036 |   146,504 |   253,940 | 4,986,907 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 4. LOANS & ADVANCES (attach list)     |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 5. SALE OF ASSETS                     |           |            |    818,815 |   147,256 |   546,932 |    13,206 | 1,526,208 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 6. OTHER (attach list)                |     4,750 |     91,898 |     25,562 |    16,195 |   196,111 |    82,941 |   417,457 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL RECEIPTS**                      |   457,639 |  2,091,792 |  2,455,022 |   686,487 |   889,546 |   350,086 | 6,930,572 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| (Withdrawal) Contribution by          |           |            |            |           |           |           |           ||
||  Individual Debtor MFR-2*             |           |            |            |           |           |           |         0 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| DISBURSEMENTS:                        |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 7. NET PAYROLL                        |           |    272,770 |    287,311 |   105,944 |    81,821 |    61,865 |   809,712 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 8. PAYROLL TAXES PAID                 |           |     79,455 |     83,283 |         0 |           |           |   162,738 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 9. SALES, USE & OTHER TAXES PAID      |           |     17,265 |      3,922 |     8,271 |     2,908 |       477 |    32,843 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||10. SECURED/RENTAL/LEASES              |           |    179,883 |    168,750 |    58,965 |    12,000 |    15,214 |   434,812 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||11. UTILITIES & TELEPHONE & FREIGHT    |     2,500 |     26,986 |     34,250 |    27,550 |    26,095 |    15,963 |   133,344 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||12. INSURANCE                          |           |     59,899 |            |    46,971 |       367 |    66,000 |   173,237 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||13. INVENTORY PURCHASES                |       308 |     15,871 |      1,372 |           |           |           |    17,551 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||14. VEHICLE EXPENSES                   |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||15. TRAVEL & ENTERTAINMENT             |           |      1,905 |      5,783 |     6,971 |     1,257 |     2,378 |    18,295 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||16. REPAIRS, MAINTENANCE & SUPPLIES    |           |      7,015 |     10,996 |     4,088 |     4,372 |     6,685 |    33,156 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||17. ADMINISTRATIVE & SELLING           |           |      8,470 |      5,226 |    16,233 |     3,599 |     4,488 |    38,017 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||18. OTHER (attach list)                |    35,978 |     79,525 |            |   165,000 |           |           |   280,503 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS FROM OPERATIONS   |    38,786 |    749,044 |    600,893 |   439,994 |   132,420 |   173,071 | 2,134,208 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||19. PROFESSIONAL FEES                  |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||20. U.S. TRUSTEE FEES                  |           |            |            |     5,000 |           |           |     5,000 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||21. OTHER REORGANIZATION EXPENSES      |           |            |            |           |           |           |         0 ||
||     (attach list)                     |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS**                 |    38,786 |    749,044 |    600,893 |   444,994 |   132,420 |   173,071 | 2,139,208 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||22. NET CASH FLOW                      |   418,852 |  1,342,749 |  1,854,129 |   241,493 |   757,126 |   177,015 | 4,791,364 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||23. CASH - END OF MONTH (MOR-2)        |   500,354 |  1,843,103 |  3,697,232 | 3,938,725 | 4,695,851 | 4,872,866 | 4,872,866 ||
||=======================================|===========|============|============|===========|===========|===========|===========||

                                 * Applies to Individual debtors only
                MOR-7            **Numbers for the current month should balance (match)                   Revised 07/01/98
                                   RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

        Financial Statement Notes
          3/31/2003      Other Receipts:
                         Sale of Inventory                 82,941

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                          CASH ACCOUNT RECONCILIATION
                                          MONTH OF    31-Mar-03
                                                  ------------------


||======================================|===============|==============|===============|===============|================|
||                                      |  Silicon      | Comerica     |  Silicon      | Comerica      | Silicon        |
|| BANK NAME                            |  Valley Bank  | Bank         |  Valley Bank  | Bank          | Valley Bank    |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |     xxxxxx    |    xxxxxx    |    xxxxxx     |    xxxxxx     |    xxxxxx      |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | DIP Operating |  PAYROLL     | Old Operating |Cafeteria Plan |Cash Collateral |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |       878,709 |       28,515 |     4,004,904 |            30 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |         9,666 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |       869,043 |       28,515 |     4,004,904 |            30 |              0 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |       659,746 |       28,515 |     4,002,864 |         3,589 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |       199,436 |              |         2,040 |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |       180,651 |      -28,515 |               |        -3,525 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL   DEBTOR    MFR-2         |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |      -170,789 |              |               |           -34 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS 10/26/02     |       869,044 |            0 |     4,004,904 |            30 |              0 |
||======================================|===============|==============|===============|===============|================|

||======================================|===============|==============|===============|===============|================|
|| BANK NAME                            |     Chase     |     Chase    |     Chase     |  Petty Cash   |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |    xxxxxx     |    xxxxxx    |    xxxxxx     |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | Austin Lockbox|Dallas Lockbox|  Old Operating|               |      TOTAL     |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |             0 |            0 |        -1,187 |            76 |      4,911,047 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |             0 |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |               |              |               |               |          9,666 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |             0 |            0 |        -1,187 |            76 |      4,901,381 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |             0 |            0 |         1,062 |            76 |      4,695,852 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |        37,224 |      110,187 |         1,200 |               |        350,086 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |       -37,224 |     -110,187 |        -1,200 |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL    DEBTOR    MFR-2        |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |               |              |        -2,249 |             0 |       -173,072 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS              |             0 |            0 |        -1,187 |            76 |      4,872,866 |
||======================================|===============|==============|===============|===============|================|

MOR-8                                 *Numbers should balance (match) TOTAL RECEIPTS and                 Revised 07/01/98
                                       TOTAL DISBURSEMENTS lines on MOR-7

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                           PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F)
of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
(Attach additional pages as necessary).


||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   INSIDERS:  NAME/COMP   TYPE   |  10/26/2002 | 11/23/2002  | 12/28/2002  | 1/31/2003  |  2/28/2003  |  3/31/2003  ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1. Angelo Decaro/Gross Salary  |             |      18,846 |      30,154 |     20,499 |     24,117  |    24,117   ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2. William Peten/Gross Salary  |             |      14,230 |      17,788 |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3. Angelo Decaro/Expenses      |             |       5,283 |       8,814 |      7,171 |      2,399  |     1,126   ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4. William Peten/Retention Bonus per court order           |       1,000 |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL INSIDERS  (MOR-1)         |           0 |      38,359 |      57,756 |     27,670 |     26,516  |      25,243 ||
||=================================|=============|=============|=============|============|=============|=============||

||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   PROFESSIONALS                 | 10/26/2002  | 11/23/2002  | 12/28/2002  |  1/31/2003 |  2/28/2003  |  3/31/2003  ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL PROFESSIONALS    (MOR-1)  |           0 |           0 |          0  |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||
        MOR-9                                                                        Revised 07/01/98